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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                         Date of Report: August 27, 2002
                        (Date of earliest event reported)



ABN AMRO MORTGAGE CORPORATION, SERIES 2002-7
(Exact name of registrant as specified in its charter)

DELAWARE                             333-73036                   36-3886007
--------                             ---------                   ----------
(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
Incorporation)                      File Number)             Identification No.)

135 South LaSalle Street
Chicago, Illinois                                                   60603
-----------------                                                   -----
(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (312) 904-2000


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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  Description of the Certificates and the Mortgage Pool.

                  On August 27, 2002, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2002-7 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of August 1, 2002, among ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc., as servicer and JPMorgan Chase Bank, as trustee. The Certificates consist of twenty-three classes identified as the "Class IA-1 Certificates", the "Class IA-2 Certificates", the "Class IA-3 Certificates", the "Class IA-4 Certificates", the "Class IA-5 Certificates", the "Class IA-6 Certificates", the "Class IA-7 Certificates", the "Class IA-8 Certificates", the "Class IA-9 Certificates", the "Class IA-10 Certificates", the "Class IA-P Certificates", the "Class IA-X Certificates", "Class IIA-1 Certificates", the "Class IIA-2 Certificates", the "Class IIA-P Certificates", the "Class IIA-X Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, fixed-rate first lien residential mortgage loans (the "Mortgage Loans"), having as of the close of business on August l, 2002 (the "Cut-off Date"), an aggregate principal balance of approximately $361,602,356 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated August 27, 2002, attached hereto as Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser. The Class IA-l, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IA-8, Class IA-9, Class IA-10, Class IA-P, Class IA-X, Class IIA-1, Class IIA-2, Class IIA-P, Class IIA-X, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated August 22, 2002, and a Prospectus Supplement, dated August 22, 2002, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated August 22, 2002, attached hereto as Exhibit 1.1, among the Depositor, ABN AMRO North America, Inc. ("AANA"), Deutsche Bank Securities Inc. ("DBSI") and ABN AMRO Financial Services, Inc. ("AAFS") (DBSI and AAFS being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated August 22, 2002, attached hereto as Exhibit 1.2, among the Depositor, ABN AMRO North America, Inc. ("AANA") and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to DBSI as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated August 27, 2002, among the Depositor, AANA and the Initial Purchaser.

                  Each Class of Certificates will have an approximate initial certificate principal



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balance ("Certificate Balance") or a certificate notional balance ("Notional
Amount"). The Class IA-1 Certificates have an approximate initial aggregate Certificate Balance of $14,580,000. The Class IA-2 Certificates have an approximate initial aggregate Certificate Balance of $15,836,000. The Class IA-3 Certificates have an approximate initial aggregate Certificate Balance of $149,850,000. The Class IA-4 Certificates have an approximate initial aggregate Certificate Balance of $16,650,000. The Class IA-5 Certificates have an approximate initial aggregate Certificate Balance of $37,000,000. The Class IA-6 Certificates have an approximate initial aggregate Notional Amount of $37,000,000. The Class IA-7 Certificates have an approximate initial aggregate Certificate Balance of $28,380,000. The Class IA-8 Certificates have an approximate initial aggregate Certificate Balance of $15,100,000. The Class IA-9 Certificates have an approximate initial aggregate Certificate Balance of $200,000. The Class IA-10 Certificates have an approximate initial aggregate Certificate Balance of $370,000. The Class IA-P Certificates have an approximate initial aggregate Certificate Balance of $224,507. The Class IA-X Certificates have an approximate initial aggregate Notional Amount of $18,112,632. The Class IIA-1 Certificates have an approximate initial aggregate Certificate Balance of $60,500,000. The Class IIA-2 Certificates have an approximate initial aggregate Certificate Balance of $13,154,000. The Class IIA-P Certificates have an approximate initial aggregate Certificate Balance of $68,936. The Class IIA-X Certificates have an approximate initial aggregate Notional Amount of $6,813,598. The Class M Certificates have an approximate initial aggregate Certificate Balance of $4,807,000. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $1,989,000. The Class B-2 Certificates have an approximate initial aggregate Certificate Balance of $1,085,000. The Class B-3 Certificates have an approximate initial aggregate Certificate Balance of $723,000. The Class B-4 Certificates have an approximate initial aggregate Certificate Balance of $362,000. The Class B-5 Certificates have an approximate initial aggregate Certificate Balance of $722,813. The Class R Certificate has an initial Certificate Principal Balance of $100. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

Exhibit No.                Document Description
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1.1                        Underwriting Agreement, dated as of August 22, 2002,
                           among ABN AMRO Mortgage Corporation, ABN AMRO North
                           America, Inc., Deutsche Bank Securities Inc. and ABN
                           AMRO Financial Services, Inc.

1.2 Terms Agreement dated August 22, 2002, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., Deutsche Bank Securities Inc. and ABN AMRO Financial Services, Inc.

4.1 Pooling and Servicing Agreement dated as of August 1, 2002, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

4.2 Mortgage Loan Purchase Agreement dated August 27, 2002, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage Corporation.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                       ABN AMRO MORTGAGE
                                                       CORPORATION

                                                       By:   /s/ Maria Fregosi
                                                             ------------------
                                                       Name:     Maria Fregosi
                                                       Title:    Vice President

Dated: September 11, 2002